GOODWILL AND OTHER INTANGIBLE ASSETS, NET - Future amortization expense (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Estimated future amortization expense of other intangible assets
2026	$ 10,611
2027	9,624
2028	8,926
2029	5,912
2030	5,227
Thereafter	3,282
Total	$ 43,582	$ 36,458